SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                 FORM 8-K



                        Commission File No.: 0-9503

                             Current Report


                             April 17, 1998
           (Date of Report - Date of Earliest Event Reported)



                      DIGITAL PRODUCTS CORPORATION

     Florida                                            59-1141879
(State or other jurisdiction of                       (IRS Employer
 Incorporation or organization)                     Identification No)

                          3001 SW 10th Street
                     Pompano Beach, Florida 33069
               (Address of Principal Executive Offices)


                          (800) 670-7790
                  (Registrant's Telephone Number)




          (Former Name, Former Address and Former Fiscal Year,
                     if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of March was filed with the Bankruptcy Court on April 17, 1998.

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                   MIAMI DIVISION


IN RE:                                                 CASE NUMBER

                                                       97-21987BKC-RBR

                                                       JUDGE RAYMOND B. RAY

   DEBTOR.                                             CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                              FOR THE PERIOD

                      FROM   3/1/98    TO    3/31/98



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                Robert Furr
                                                Attorney for Debtor


Debtor's Address                                Attorney's Address
And Phone Number:                               and Phone Number:

3001 SW 10th Street                             1499 W Palmetto Road

Pompano Beach, FL 33069                         Boca Raton, FL 33486

(800) 670-7790                                  (561) 395-0500

                   Monthly Financial Report for Business

For the Period Beginning:  3/1/98 and  Ending:3/31/98

Name of Debtor:   Digital Products Corporation    Case Number 97-21987 BKC RBR
Date of Petition: 4/3/97


                                          Current                Cumulitive
                                           Month              Petition to date
1. Cash at Beginning of Period            $    26,035.06      $    60,846.09
2. Receipts
   A. Cash  Sales
      Less: Cash refunds
      Net Cash Sales
   B. Collections on Postpetition A/R         142,964.94        2,288,087.86
   C. Collections on Preptition A/R               -               382,998.55
   D. Other Receipts                           50,000.00          109,076.29
3. Total Reciepts                             192,964.94        2,780,162.70
4. Total Cash Available for                _____________        ____________
     Operations (line 1 +  line 3)            219,000.00        2,841,008.79

5. Disbursements
   A.  U.S. Trustee Quarterly Fees              3,750.00           11,250.00
   B.   Net Payroll                            70,200.97          703,860.28
   C.   Payroll Taxes Paid                     33,688.23          323,501.55
   D.  Sales and Use Taxes                         -                  -
   E.  Other Taxes                                 -               10,190.85
   F.  Rent                                        -               63,084.71
   G. Other Leases                                 -               72,237.16
   H. Telephone                                 2,740.34          240,934.82
   I.   Utilities                                  -                  -
   J.  Travel & Entertainment                  14,026.29          162,747.48
   K. Vehicle Expenses                             -                  -
   L.  Office Supplies                            578.29           21,234.32
   M. Advertising                                  -               13,850.57
   N.  Insurance (Attachment 7)                   713.83          114,457.30
   O.  Purchases of  Fixed Assets                  -               63,324.62
   P.  Purchases of Inventory                  22,806.08          376,708.13
   Q.  Manufacturing Supplies                      -                  -
   R.  Repairs & Maintenance                       -                1,559.21
   S.  Payments to Secured Creditors               -                  -
   T.  Other Operating Expenses                67,358.86          658,930.68
6.  Total Cash Disbursements                  215,862.89        2,837.871.68
7.  Ending Cash Balance                    $    3,137.11       $    3,137.11


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 17th day of April 1998.

                   Monthly Financial Report for Business

Period Beginning:  3/1/98 and  Ending:  3/31/98

Name of Debtor:  Digital Products Corporation    Case Number: 97-21987-BKC-RBR
Date of Petition: 4/3/97

Other Recepts                                    Current       Cumulative
                                                 Month          to Date
IL Unemployment Fund                             $   -         $    701.08
Dennis Herald            Personal Shipping           -               22.25
AT&T                     Refund                      -              172.98
Various                  Miscellaneous Income        -            1,197.38
Genesee County           Payment in Error            -            1,622.00
COD                      Supplies/Other              -            2,357.37
EMS                      Cash Advance                -           24,900.00
State of Utah            Pmt. Received in Error      -            4,750.20
APT                      Refund Excess Deposit       -           10,000.00
Various                  Tax Refunds                 -              257.51
Nasdaq                   Refund                      -            4,000.00
Judy Sundberg            Advance                     -            8,850.00
Synergy Media            Draw on Trust Funds      20,000.00      20,000.00
IMS, Inc.                Reimburse Expenses       30,000.00      30,000.00
                         Void Checks                 -              245.52

                                                 $50,000.00    $109,076.29

                   Monthly Financial Report for Business

Period Beginning:   3/1/98  and   Ending:  3/31/98

Name of Debtor:  Digital Products Corporation   Case Number:  97-21987-BKC-RBR
Date of Petition: 4/3/97


                 Other Operating Expenses                           Current        Cumulative
                                                                     Month           To Date
Tax Account      Bank Charges                                   $       40.45     $      296.41
Barnett Bank     Bank Charges           Wire Transfers                -                   75.00
Operating Acc.   Bank Charges                                           90.99          1,075.27
Payroll Acc.     Bank Charges                                          164.73            353.59
                 Kinko's                Copies for Tracking           -                  654.67
                 Postage                Next Day Mailing              -                   56.75
                 Subcontractors         Installers                   2,053.25         29,933.63
                 Corp. Lic Fees                                       -                  330.00
                 Computer Programers                                 2,237.50         43,475.48
                 Subcontractors         Labor                       33,431.72        181,920.34
                 UPS/Other              Freight                      8,301.54         82,226.36
                 Transfer Agent/Other   Stkhr Mailing & Fees         9,800.00         38,875.25
                 Holl. & Knight         Patent Renewals               -               13,289.00
                 Refund                 (ck Rec in error)             -                6,362.00
                 Adv. Payment           Repayment                     -               24,900.00
                 Various                Medical Claims                -                2,451.88
                 Subcontractors         Computer Supplies             -                  498.18
                 Sonet Kapila           Interim CFO                   -               10,469.05
                 L. Martin              Commission                    -                1,000.00
                 T. Snellings           Consult/Commission           5,729.15         24,708.30
                 Corp. Sys. Gp./Othe    Network Support               -               10,534.33
                 Variious               Moving Expense                -                7,006.60
                 Cash Facilitators      Advance                       -               18,786.09
                 Competatech/Others     Training                      -                2,729.39
                 Employees              Mileage Reimbursement         -                  166.44
                 Employees              125S Reimbursements           -                2,588.00
                 Corp. Sys.             CCSN Purchase                 -               61,612.96
                 Mike Luther            Expense Advance               -               12,556.10
                 Peggy Conway           Expense Advance               -                2,000.00
                 USCF                   Fees                          -                  500.00
                 Various                Service Deposits              -               40,500.00
                 EMS                    Commission                    -                2,843.25
                 Bk of Kaukauna         Utah Lease Shortage           -               15,044.63
                 IMS, Inc.              Reimbursed Expenses          5,509.53          5,509.53
                 Argentina Cons         Consulting                    -               13,600.00
                                                                  $ 67,358.86      $ 658,930.48

                             ATTACHMENT 1

         MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:  Digital Products Corporation    Case Number: 97-21987 BKC RBR

Reporting Period Beginning:  3/1/98  and  Ending:  3/31/98


ACCOUNTS RECEIVABLE AT PETITION DATE:      $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

        Beginning of Month Balance            $697,186.19
        Plus: Current Month New Billings       202,372.31
        Less: Collections during the Month     142,964.94
        End of Month Balance                  $756,593.56


Aging:  (Show the total amount for each age group of accounts
     Incurred since filing the petition)

0-30 days      31-60 days      61-90 days      Over 90       Total
                                                Days
$276,572.02    182,089.65      23,526.38       116,579.83    $598,767.88

                            ATTACHMENT 2

           MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation        Case #97-21987 BKC-RBR

Reporting Period Beginning  3/1/98  and  Ending  3/31/98

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.


Date       Days
Incurred   Outstanding   Vendor                   Description             Amount
24-Apr-97                Millward & Co.           Audit                   $    150.00 dispute
1-Feb-98   59            Access 2000              Computer System           10,358.00
1-Feb-98   59            Doug Hogmire             Computer                   1,383.55
9-Feb-98   51            Constant Elec.Serv.      Wiring                       116.50
10-Feb-98  50            Richard Angulo           Expense Reimburse          1,831.53
28-Feb-98  31            Competatech              Training                     168.75
26-Feb-98  33            Carl Marjolis            Consulting                   693.75
2-Feb-98   58            AT&T                     Phones                     3,053.88
28-Feb-98  31            TCG                      Telephone                  2,308.25
23-Feb-98  36            LCI                      Long Distance                593.96
3-Feb-98   57            LCI                      Long Distance             14,502.58
2-Feb-98   58            xiNETix                  Rent                       6,287.87
21-Feb-98  38            Deltec                   Repairs                    1,663.40
16-Feb-98  43            FedEx                    Freight                      288.75
18-Feb-98  45            Alvin Cohn               Expenses                     182.30
17-Feb-98  46            Bryan Brown              Expenses                   1,772.88
1-Mar-98   31            MEBA                     Health & Dental Ins        4,735.93
1-Mar-98   31            KBS, Inc.                Rent                       5,000.00
1-Mar-98   31            xiNETix                  Rent                       6,168.85
1-Mar-98   31            Self Storage             Storage space              1,142.00
1-Mar-98   31            TCG                      Local phones               2,338.39
1-Mar-98   31            American Stock           Transfer fees              1,600.00
2-Mar-98   30            Richard Angulo           Expenses                     424.70
2-Mar-98   30            AT&T Credit              Phone System               3,053.88
3-Mar-98   29            LCI International        Long Distance             12,742.10
7-Mar-98   25            United Parcel Service    Freight                    1,733.13
9-Mar-98   23            Competatech              Training                      98.44
10-Mar-98  22            PageNet                  Pagers                       263.73
11-Mar-98  21            Judy Sundberg            Expenses                   1,064.30
13-Mar-98  19            Riscorp FL               Workcomp                   1,702.56
14-Mar-98  18            United Parcel Service    Freight                    2,134.47
14-Mar-98  18            Chuck Nora               Expenses                   1,113.43
16-Mar-98  16            US West                  Telephone                    620.77
15-Mar-98  17            Accounting Resources     Contract Labor               717.20
19-Mar-98  13            Doug Hogmire             Expenses                     881.22
20-Mar-98  12            FedEx                    Freight                       80.25
21-Mar-98  11            Judy Sundberg            Expenses                     142.00
21-Mar-98  11            United Parcel Service    Freight                    1,211.55
21-Mar-98  11            Chuck Nora               Expenses                     323.21
23-Mar-98  9             Gard Distributing        Repair Parts                  98.83
23-Mar-98  9             FedEx                    Freight                      185.79
23-Mar-98  9             FedEx                    Freight                    1,572.55

                               ATTACHMENT 2

            MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation          Case #97-21987 BKC-RBR

Reporting Period Beginning  3/1/98  and  Ending  3/31/98

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.


Date       Days
Incurred   Outstanding   Vendor                   Description             Amount

23-Mar-98  9             LCI International        Long Distance              1,027.98
24-Mar-98  8             Richard Angulo           Expenses                     933.60
25-Mar-98  7             SMA, Inc.                Engineering               15,907.07
25-Mar-98  7             Electronic Filings       SEC Filing                   171.00
25-Mar-98  7             Liberty Court Travel     Airfare                    4,983.00
25-Mar-98  7             US West                  Local Phone                   59.49
25-Mar-98  7             Accounting Resources     Contract Labor               708.24
28-Mar-98  4             Liberty Court Travel     Airfare & Cont Labor       2,802.00
28-Mar-98  4             Sandra Umana             Contract Labor                80.00
28-Mar-98  4             Ken Virgillito           Expenses                     739.65
28-Mar-98  4             American Design          Contract Labor             1,876.02
28-Mar-98  4             United Parcel Service    Freight                    1,750.22
29-Mar-98  3             Peggy Conway             Expenses                   1,861.84
30-Mar-98  2             Bryan Brown              Expenses                   2,756.00
31-Mar-98  1             Jeff Serbin              Reim. Repair Parts           726.30
30-Mar-98  2             SMA, Inc.                Engineering                6,637.00
30-Mar-98  2             FedEx                    Freight                      330.00
31-Mar-98  1             Accounting Resources     Contract Labor               672.38
31-Mar-98  1             Chuck Nora               Expenses                     104.39

                                                                          $140,631.41

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

        Opening Balance (total from prior report)          $ 63,335.28
        Plus: New Indebtedness Incurred This Month           95,275.46
        Less: Amount Paid on Prior Accounts Payable          17,979.33
           End of Month Balance                            $140,631.41

Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                       Number           Total
                                       of Post          Amount of
Secured      Dated                     Petition         Post Petition
Creditor/    Payment     Payment       Payments         Payments
Lessor       Due         Amount        Delinquent       Delinquent

None

                           ATTACHMENT 3

Name of Debtor: Digital Products Corporation        Case # 97-21987 BKC-RBR

Report Period Beginning  3/1/98  and  Ending  3/31/98

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:  $148,780.63

INVENTORY RECONCILIATION:

      Inventory Balance at Beginning of Month    $134,907.69
      Inventory Purchased during Month             22,806.08
      Inventory Used or Sold                       32,756.36
      Inventory on Hand at End of Month          $124,957.41

 METHOD OF COSTING INVENTORY:Inventory is stated at lower of cost or market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

  Fixed Assets Book Value at Beginning of Month     $ 685,099.29
         Less:  Depreciation Expense                   34,963.00
         Plus:  New Purchases                             -
         Less:  Disposed Under Lease Rejection        196,104.29
         Ending Monthly Balance                     $ 454,032.00

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING
THE REPORTING PERIOD:

                           ATTACHMENT 4

                   MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation           Case #97 21987 BKC-RBR

Report Period Beginning:  3/1/98  Ending:  3/31/98

BANK:  Comerica Bank & Trust                   BRANCH:  Boca Raton
ACCT NAME:  Digital Products Corporation
ACCT NUMBER:  1811006533
PURPOSE OF ACCOUNT:  Operating Account


        Beginning Balance            $  25,516.07
        Total of Deposits Made         192,964.94
        Total of Checks/Wires          112,410.51
        Service/Other Charges              115.94
        Transfers to Other Accounts    103,131.26
                                     $   2,823.30



  Number of First Check Written This Period     1909
  Number of Last Check Written This Period      1969

  Total Number of Checks Written This Period      58
  Total Number of Wire Transfers                   4
  Voided Checks This Period                        3
  Total                                           65


BANK:  Comerica Bank & Trust                   BRANCH:  Boca Raton
ACCT NAME:  Digital Products Corporation
ACCT NUMBER:  1811006541
PURPOSE OF ACCOUNT:  Payroll Account

       Beginning Balance                   $    402.68
       Transfers In                          69,443.03
       Total of Checks & Direct Deposits     69,150.91
       Service Charges - Payroll Depot          292.12
       Service Charges - Bank                   164.73
                                           $    237.95


  Number of First Check Written This Period      720
  Number of Last Check Written This Period       773

  Total Number of Checks Written This Period      54
  Plus Manual Checks                               0
  Total                                           54

  Plus Direct Deposits                            61 Items
  Total                                          115 Items

                             ATTACHMENT 4

                      MONTHLY BANK RECONCILIATION

DEBTOR:  Digital Products Corporation           Case #97 21987 BKC-RBR

Report Period Beginning:  3/1/98  Ending:  3/31/98

BANK:  Comerica Bank & Trust                    BRANCH:Boca Raton
ACCT NAME:  Digital Products Corporation
ACCT NUMBER:  1811006558
PURPOSE OF ACCOUNT:  Tax Account

        Beginning Balance         $     116.31
        Total of Transfers In        33,688.23
        Total of Transfers Out       33,688.23
        Service Charges                  40.45
                                  $      75.86

                           ATTACHMENT 5
                          CHECK REGISTER
DEBTOR: Digital Products Corporation            Case # 97-21987 BKC-RBR
Report Period Beginning:  3/1/98  And  Ending:  3/31/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:  1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date      Check #     Payee                        Purpose                   Amount
3/2/98    1909        American Stock Transfer      Bankruptcy Mail/Fees        9,800.00
3/2/98    1910        US Trustee                   Bankruptcy Fees             3,750.00
3/2/98    1911        Accounting Resources         Contract Labor                690.31
3/2/98    wire        SMA, Inc.                    Engineering                10,009.79
3/2/98    1912        Neph Rodriguez               Travel                      1,700.00
3/3/98    1913        Travis Snellings             Consulting/Travel           1,531.87
3/3/98    1914        Liberty Court                Airfare                     6,173.28
3/4/98    1915        Office Max                   Supplies                       94.41
3/4/98    1916        Office Max                   Supplies                       63.89
3/5/98    1917        Noel Bryan                   Payroll                       466.07
3/6/98    1918        Frank Garner                 Installer                     265.00
3/6/98    1919        Albani LaPorte III           Installer                     393.23
          1920        Void
          1921        Void
3/6/98    1922        Triple S Trans.              Freight                     3,546.40
3/2/98    1923        Trammell Crow                Rent                          939.00
3/6/98    1924        Kinkos                       Copies                        232.38
3/10/98   1925        Frank Garner                 Installer                     275.00
3/10/98   1926        Travis Snellings             Consulting                  1,145.83
3/10/98   1927        Albani LaPorte               Installer                     240.82
3/10/98   1928        Ken Virgillito               Expenses                      117.61
3/10/98   1929        Liberty Court                Airfare                     2,921.10
3/12/98   1930        Riscorp of Florida           Workcomp                      677.30
3/12/98   1931        Reliance Standard            Life Ins.                      36.53
3/16/98   1932        Don Rokusek                  Office Supplies                55.36
3/16/98   1933        Ken Virgillito               Expenses                    1,205.19
3/16/98   wire        Dale Conrad                  Units                       5,074.76
3/16/98   1934        Penny Woods                  Expenses                      111.43
3/16/98   1935        US West                      Telephone                   2,320.11
3/16/98   1936        Travis Snellings             Expenses                    1,000.00
3/16/98   1937        Travis Snellings             Consulting                  1,145.83
3/17/98   1938        Accounting Resources         Contract labor              2,115.74
3/17/98   1939        Victor Flores                Programmer                  2,237.50
3/17/98   1940        Chuck Nora                   Expenses                      582.95
3/17/98   1941        Doug Hogmire                 Expenses                    1,085.01
3/17/98   1942        Minute Mann                  Copies                        187.65
3/18/98   1943        Collen McCoy                 Publication                    73.00
3/19/98   1944        Craig Thompson               Payroll                       291.87
3/20/98   1945        Industrial Assembly          Straps                      2,380.00
          1946        Void
3/23/98   1947        United Parcel Service        Freight                     4,204.30
3/23/98   1948        United Parcel Service        Freight                       550.84

                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Products Corporation           Case # 97-21987 BKC-RBR
Report Period Beginning:  3/1/98  And  Ending:  3/31/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:  1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date      Check #     Payee                        Purpose                   Amount

3/24/98   1949        Cort Furniture               Furniture                     134.90
3/24/98   wire        American Design              Contract Labor             10,000.00
3/26/98   1950        Travis Snellings             Consulting                  1,145.83
3/26/98   wire        American Design              Contract Labor              7,049.03
3/27/98   1951        American Design              Contract Labor              2,106.85
3/27/98   1952        Liberty Court Travel         Airfare                     2,191.00
3/27/98   1953        Renatta Batteries            Batteries                   2,977.20
3/30/98   1954        Dadan Packaging              Boxes                       1,123.00
3/30/98   1955        Industrial Assembly          Strap Kits                  4,760.00
3/30/98   1956        Reliable Office Sup.         Supplies                      170.68
3/30/98   1957        Apple Rubber Prod.           Supplies                      156.00
3/30/98   1958        EFD                          Repair Parts                  223.91
3/30/98   1959        MSC Industrial Sup.          Repair Parts                   32.63
3/30/98   1960        Telnet Data Group            Repair Parts                5,320.69
3/30/98   1961        Figaro                       Alcohol Sensors                757.89
3/30/98   1962        Frank Garner                 Installer                     315.00
3/30/98   1963        Albani Laporte III           Installer                     564.20
3/30/98   1964        Craig Thompson               Supplies                       35.00
3/30/98   1965        Travis Snellings             Expenses                      699.52
3/30/98   1966        Travis Snellings             Consulting                  1,145.83
3/30/98   1967        Keith Lyttle                 Expenses                       49.50
3/30/98   1968        Neph Rodriguez               Travel Expenses             1,460.49
3/30/98   1969        Marcello Canay               Expenses                      300.00


              Total                                                         $112,410.51

                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR:  Digital Product Corporation          Case #: 97-21987 BKC-RBR

Report Period Beginning:  3/1/98  and   Ending:  3/31/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products
ACCOUNT #:  1811005541
PURPOSE OF ACCOUNT:  Payroll Account


Date    Check #                 Payee           Purpose       Amount
3/6/98  720-733+14 direct dep   Employees       Payroll       $17,052.73
3/13/98 734-748+14 direct dep   Employees       Payroll        17,221.85
3/20/98 749-761+16 direct dep   Employees       Payroll        17,273.20
3/27/98 762-773+17 direct dep   Employees       Payroll        17,603.13

        Sub Total Payroll                                      69,150.91

March   Payroll Depot Serv. Chg.                                  292.12

        Grand Total                                           $69,443.03




                              ATTACHMENT 5
                             CHECK REGISTER


DEBTOR:  Digital Products Corporation             Case #97-21987 BKC - RBR

Report Period Beginning:  3/1/98  and  Ending:  3/31/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:  1811006558
PURPOSE OF ACCOUNT:  Tax Account

Date    Check #    Payee           Purpose             Amount
3/6/98  transfer   Payroll Depot   payroll taxes       $ 8,215.12
3/13/98 transfer   Payroll Depot   payroll taxes         8,575.58
3/20/98 transfer   Payroll Depot   payroll taxes         8,301.69
3/27/98 transfer   Payroll Depot   payroll taxes         8,595.84

                                                      $ 33,688.23

                          ATTACHMENT 6a
                        Monthly Tax Report

DEBTOR:  Digital Products Corporation           Case #97-21987 BKC - RBR

Reporting Period Beginning:  3/1/98  and  Ending:  3/31/98

                 TAXES PAID and ACCRUED DURING MONTH

Date      Bank             Description      Amount
3/6/98    Comerica Bank    FED WH           $ 3,673.30
                           FICA               2,849.02
                           MEDICARE             666.27
                           FUTA                  77.55
                           IN WH                 75.69
                           MN WH                 21.58
                           NE WH                314.14
                           MD WH                 42.66
                           MI WH                 30.80
                           FL SUTA              327.34
                           MD SUTA               21.23
                           MI SUTA               14.54
                           MN SUTA               12.93
                           NE SUTA               55.76
                           WA SUTA               32.31
                                            $ 8,215.12

3/13/98   Comerica Bank    FED WH           $ 3,861.86
                           FICA               2,959.57
                           MEDICARE             692.15
                           FUTA                  78.99
                           IN WH                 75.69
                           MD WH                 42.66
                           MI WH                 30.80
                           MN WH                 21.58
                           NE WH                314.14
                           FL SUTA              375.51
                           MD SUTA               21.23
                           MI SUTA               14.54
                           MN SUTA               12.93
                           NE SUTA               41.62
                           WA SUTA               32.31
                                            $ 8,575.58

                        ATTACHMENT 6a
                     Monthly Tax Report

DEBTOR:  Digital Products Corporation        Case #97-21987 BKC - RBR

Reporting Period Beginning:  3/1/98  and  Ending:  3/31/98

            TAXES PAID and ACCRUED DURING MONTH

Date      Bank             Description      Amount

3/20/98   Comerica Bank    FED WH          $ 3,754.50
                           FICA              2,889.48
                           MEDICARE            675.80
                           FUTA                 68.00
                           IN WH                75.69
                           MD WH                42.66
                           MI WH                30.80
                           MN WH                21.58
                           NE WH               314.14
                           FL SUTA             315.83
                           MD SUTA              21.23
                           MI SUTA              14.54
                           MN SUTA              12.93
                           NE SUTA              32.20
                           WA SUTA              32.31
                                           $ 8,301.69

3/27/98   Comerica Bank    FED WH          $ 3,993.11
                           FICA              2,965.76
                           MEDICARE            693.59
                           FUTA                 63.02
                           IN WH                75.69
                           MD WH                42.66
                           MI WH                30.80
                           MN WH                21.58
                           NE WH               314.14
                           FL SUTA             282.28
                           MD SUTA              21.23
                           MI SUTA              14.54
                           MN SUTA              12.93
                           NE SUTA              32.20
                           WA SUTA              32.31
                                           $ 8,595.84

                          Total            $33,688.23

                         ATTACHMENT 6b

DEBTOR:  Digital Products Corporation          Case #97-21987 BKC - RBR
Report Period Beginning:  3/1/98  and Ending:  3/31/98

                        TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 1/31/98.
Period: 4th Quarter returns

Name of Taxing     Date Payment    Description            Amount
Authority          Due

Fed Taxes          03/11/98        Fed WH/Fica/Medicare   $ 7,188.59 Pd
Fed Taxes          03/18/98        Fed WH/Fica/Medicare     7,513.58 Pd
Fed Taxes          03/25/98        Fed WH/Fica/Medicare     7,319.78 Pd
Fed Taxes          04/01/98        Fed WH/Fica/Medicare     7,652.45 Pd
FUTA               04/30/98        Fed unemployment tax       999.14
IN WH              04/15/98        IN WH                      367.36
MD WH              04/15/98        MD WH                       42.66
MI WH              04/15/98        MI WH                       61.60
MN WH              04/15/98        MN WH                       86.32
NE WH              04/15/98        NE WH                    1,256.56
FL SUTA            04/30/98        FL unemployment          3,581.54
IN SUTA            04/30/98        IN unemployment            189.01
MD SUTA            04/30/98        MD unemployment             21.23
MI SUTA            04/30/98        MI unemployment             29.08
MN SUTA            04/30/98        MN unemployment            116.37
NE SUTA            04/30/98        NE unemployment          1,236.81
WA SUTA            04/30/98        WA unemployment            187.39

                           ATTACHMENT 7
           SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation      Case #97-21987 BKC - RBR

Report Period Beginning:  3/1/98  and  Ending  3/31/98

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:        Title          Amount Paid            Travel Adv.
Richard Angulo          Pres/COO       $ 14,769.20            $    -
Michael Luther          CEO/Chairman      9,230.80                 -
Bryan Brown             CFO/Secy          6,153.84                 -


                        PERSONNEL REPORT

                                                  Full Time    Part Time

Number of employees at beginning of period             24           2
Number hired during the period                          2           -
Number converted to full time                           -           -
Number terminated during the period                     -           -
Number of employees on payroll at the end of period    26           2


                     CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.


Carrier           Agent & Phone#       Policy #       Coverage       Expiration   Date
                                                      Type           Date         Premium
                                                                                  Due
Riscorp of FL     Alexander & Alex     12924           WC            4/1/98       4/2/98
                  305-279-7870
Reliance Stand.   Mahoney & Asso.      LTD097814       LTD           8/1/98       4/2/98
Life Insurance    954-763-7971
Gotham Ins.       Seitlin Ins.         MM014842LP296   Comp. Gen'l   6/1/98       paid
                  305-591-0090                         Liability
Nat'l Union Fire  Seitlin Ins.         BE9327676       Umbrella      6/1/98       paid
Ins. Co. of Pitt. 305-591-0090                         Liability
Pacific Ins. Co.  Seitlin Ins.         ZG0008872       Property      5/1/98       paid
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.         CCP0033867      Crime         5/1/98       paid
                  305-591-0090
Mutual of Midwest Emp. Ben.            266 MBPT        Health &
Omaha                                                   Dental        10/1/98       4/2/98


                              ATTACHMENT 8

          SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD














































The Company filed its Third Plan of Reorganization and Disclosure
Statement on April 7, 1998.